New standards and interpretations not yet adopted	12 Months Ended
Dec. 31, 2020
Disclosure of New standards and interpretations not yet adopted [Abstract]
New standards and interpretations not yet adopted

3New standards and interpretations not yet adopted

In January 2020, the IASB issued amendments to Presentation of financial statements (“IAS 1”) to provide a more general approach to the classification of liabilities under IAS 1 based on the contractual arrangements in place at the reporting date. The amendments to IAS 1 are effective for annual reporting periods beginning on or after January 1, 2023.

There are no other standards, interpretations or amendments to existing standards that are not yet effective that are expected to have a material impact on the consolidated financial statements of the Corporation.